     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JULY 24, 2000.


                                                      REGISTRATION NO. 333-30264
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             ---------------------
                                    FORM S-1

                         POST-EFFECTIVE AMENDMENT NO. 1

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                           MOBILITY ELECTRONICS, INC.
             (Exact name of registrant as specified in its charter)

           DELAWARE                          3577                         86-0843914
(State or other jurisdiction of  (Primary Standard Industrial          (I.R.S. Employer
incorporation or organization)    Classification Code Number)       Identification Number)

                                                            RICHARD W. WINTERICH
           7955 EAST REDFIELD ROAD                        7955 EAST REDFIELD ROAD
          SCOTTSDALE, ARIZONA 85260                      SCOTTSDALE, ARIZONA 85260
                (480) 596-0061                                 (480) 596-0061
 (Address, including zip code, and telephone      (Name, address, including zip code, and
 number, including area code, of registrant's      telephone number, including area code,
         principal executive offices)                      of agent for service)

                             ---------------------

                          Copies of communication to:

              RICHARD F. DAHLSON                           WILLIAM J. GRANT, JR.
                JANIE E. JAMES                            WILLKIE FARR & GALLAGHER
            JACKSON WALKER L.L.P.                            787 SEVENTH AVENUE
         901 MAIN STREET, SUITE 6000                      NEW YORK, NEW YORK 10019
             DALLAS, TEXAS 75202                               (212) 728-8000
                (214) 953-6000

                             ---------------------
    APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after this Registration Statement becomes effective.

    If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. [ ]

    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

    If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

    If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]
                        CALCULATION OF REGISTRATION FEE

--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
                                                       PROPOSED               PROPOSED
     TITLE OF EACH                                     MAXIMUM                MAXIMUM
  CLASS OF SECURITIES         AMOUNT TO BE          OFFERING PRICE           AGGREGATE              AMOUNT OF
    TO BE REGISTERED         REGISTERED(1)           PER SHARE(2)        OFFERING PRICE(2)     REGISTRATION FEE(3)
--------------------------------------------------------------------------------------------------------------------
Common Stock, $0.01 par
  value.................       4,600,000                $11.00             $50,600,000.00           $13,358.40
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------

(1) Includes 600,000 shares which the Underwriters have an option to purchase to cover over-allotments, if any.
(2) Estimated pursuant to Rule 457(a) under the Securities Act of 1933, as amended, solely for the purpose of determining the amount of the registration fee.
(3) $18,480 was previously paid at the time of the initial filing on February 11, 2000.
                             ---------------------
     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                EXPLANATORY NOTE

     This Post-effective Amendment No. 1 is being filed pursuant to Rule 462(d) in order to file the following three additional exhibits:

     10.53 Strategic Partner Agreement dated July 12, 2000 by and between the Company and 2C Computing, Inc.

     10.54 License Agreement dated July 12, 2000 by and between the Company and 2C Computing, Inc.

     10.55 License Agreement dated July 12, 2000 by and between the Company and 2C Computing, Inc.

                                    PART II


                     INFORMATION NOT REQUIRED IN PROSPECTUS



ITEM 16. EXHIBITS AND FINANCIAL STATEMENT SCHEDULES.


     (a) Exhibits

        EXHIBIT
         NUMBER                                  DESCRIPTION
        -------                                  -----------
          1.1            -- Form of Underwriting Agreement.(3)
          3.1            -- Certificate of Incorporation of the Company.(1)
          3.2            -- Articles of Amendment to the Certificate of Incorporation
                            of the Company dated as of June 17, 1997.(3)
          3.3            -- Articles of Amendment to the Certificate of Incorporation
                            of the Company dated as of September 10, 1997.(1)
          3.4            -- Articles of Amendment to the Certificate of Incorporation
                            of the Company dated as of July 20, 1998.(1)
          3.5            -- Articles of Amendment to the Certificate of Incorporation
                            of the Company dated as of February 3, 2000.(1)
          3.6            -- Certificate of Designations, Preferences, Rights and
                            Limitations of Series C Preferred Stock.(1)
          3.7            -- Amended Bylaws of the Company.(1)
          3.8            -- Certificate of the Designations, Preferences, Rights and
                            Limitations of Series D Preferred Stock.(2)
          3.9            -- Articles of Amendment to the Certificate of Incorporation
                            of the Company dated as of March 31, 2000.(3)
          4.1            -- Specimen of Common Stock Certificate.(4)
          4.2            -- Form of 12% Convertible Debenture of the Company.(1)
          4.3            -- Registration Rights Agreement by and between the Company and Miram International, Inc. dated July 29, 1997.(1)
          4.4            -- Form of Unit Purchase Agreement used in 1998 Private
                            Placements for the Purchase of Up To 900 Units, Each
                            Consisting of 1,000 shares of the Company's common
                            stock.(1)
          4.5            -- Form of Unit Purchase Agreement used in 1997 Private
                            Placements for the Purchase of Up To 875 Units, Each
                            Consisting of 2,000 shares of the Company's common stock
                            and warrants to purchase 500 shares of the Company's
                            Common Stock.(1)
          4.6            -- Form of Warrant to Purchase Shares of common stock of the
                            Company used with the 13% Bridge Notes and Series C
                            Preferred Stock Private Placements.(3)
          4.7            -- Form of 13% Bridge Promissory Note and Warrant Purchase
                            Agreement used in March 1999 Private Placement.(1)
          4.8            -- Form of 13% Bridge Promissory Note and Warrant Purchase
                            Agreement used in July 1999 Private Placement.(1)
          4.9            -- Form of 13% Bridge Note issued in July 1999 Private
                            Placement.(1)
          4.10           -- 13% Bridge Note Conversion Notice expired June 30,
                            1999.(1)

        EXHIBIT
         NUMBER                                  DESCRIPTION
        -------                                  -----------
          4.11           -- Form of Series C Preferred Stock Purchase Agreement used in 1998 and 1999 Private Placements.(1)
          4.12           -- Form of Series C Preferred Stock and Warrant Purchase
                            Agreement used in 1999 and 2000 Private Placements.(1)
          4.13           -- Series C Preferred Stock Purchase Agreement executed May
                            3, 1999, between the Company, Philips Semiconductors
                            VLSI, Inc. (f/k/a VLSI Technology, Inc.) and Seligman
                            Communications and Information Fund, Inc.(1)
          4.14           -- Amended and Restated Stock Purchase Warrant issued by the
                            Company to Finova Capital Corporation (f/k/a Sirrom
                            Capital Corporation) dated as of March 25, 1998.(1)
          4.15           -- Stock Purchase Warrant issued by the Company to Finova
                            Capital Corporation (f/k/a Sirrom Capital Corporation)
                            dated as of March 25, 1998.(1)
          4.16           -- Series C Preferred Stock and Warrant Purchase Agreement
                            dated October 29, 1999, between the Company and Seligman
                            Communications and Information Fund, Inc.(1)
          4.17           -- Contribution and Indemnification Agreement by and among
                            Janice L. Breeze, Jeffrey S. Doss, Charles R. Mollo,
                            Cameron Wilson, the Company and certain Stockholders of
                            the Company dated April 20, 1998.(1)
          4.18           -- Form of Warrant to Purchase common stock of the Company issued to certain holders in connection with that certain
                            Contribution and Indemnification Agreement by and among
                            Janice L. Breeze, Jeffrey S. Doss, Charles S. Mollo,
                            Cameron Wilson, the Company and certain Stockholders of
                            the Company dated April 20, 1998.(1)
          4.19           -- Form of Warrant to Purchase common stock of the Company issued to certain holders in connection with that certain
                            Contribution and Indemnification Agreement by and among
                            Janice L. Breeze, Jeffrey S. Doss, Charles S. Mollo,
                            Cameron Wilson, the Company and certain Stockholders of
                            the Company dated November 2, 1999.(2)
          4.20           -- Form of Warrant to Purchase Common Stock of the Company
                            issued in the 1997 Private Placement.(2)
          4.21           -- Form of 13% Bridge Note issued in March 1999 Private
                            Placement.(2)
          4.23           -- Investor Rights Agreement dated October 29, 1999 by and between the Company and Seligman Communications and
                            Information Fund, Inc. entered into in connection with
                            the Series C Preferred Stock and Warrant Purchase
                            Agreement dated October 29, 1999.(2)
          4.24           -- Form of Warrant to Purchase Shares of Common Stock issued in connection with the Loan Extension Agreement dated
                            February 29, 2000.(2)
          4.25           -- Investors' Rights Agreement executed May 3, 1999 between the Company, Philips Semiconductors VLSI, Inc. (f/k/a
                            VLSI Technology, Inc.) and Seligman Communications and
                            Information Fund, Inc.(3)
          4.26           -- Registration Rights granted by the Company to Cybex
                            Computer Products Corporation in connection with the
                            Strategic Partner Agreement dated March 6, 2000.(3)

        EXHIBIT
         NUMBER                                  DESCRIPTION
        -------                                  -----------
          4.27           -- 13% Bridge Note Conversion Notice used in July 1999
                            Private Placement.(5)
          5.1            -- Opinion of Jackson Walker L.L.P.(7)
         10.1            -- Lease by and between Monaghan Company, LLC and Colonial
                            Trust Company and the Company dated December 20, 1996.(1)
         10.2            -- First Amendment to Lease dated January 29, 1999 by and
                            between Monaghan Company, LLC and Colonial Trust Company
                            and the Company dated December 20, 1996.(1)
         10.3            -- Office Lease dated July 3, 1998 by and between Sun Life
                            Assurance Company of Canada and the Company.(3)
         10.4            -- Asset Purchase Agreement and Plan of Reorganization
                            between Miram International, Inc., John Moroz, Mykola
                            Moroz and the Company dated July 29, 1997.(1)
         10.5            -- Promissory Note made by Miram International, Inc. to
                            Mykola Moroz dated July 3, 1997 in the amount of
                            $400,000.(1)
         10.6            -- Amended and Restated 1996 Long Term Incentive Plan, as
                            amended on January 13, 2000.(1)
         10.7            -- Richard W. Winterich Employment Agreement dated November
                            20, 1998.(1)
         10.8            -- Richard W. Winterich Option Agreement dated April 12,
                            1999.(1)
         10.9            -- Richard W. Winterich Option Agreement dated April 12,
                            1999.(1)
         10.10           -- First Amendment to Incentive Stock Option Agreement dated
                            August 23, 1999 between Richard W. Winterich and the
                            Company.(1)
         10.11           -- First Amendment to Incentive Stock Option Agreement dated
                            August 23, 1999 between Richard W. Winterich and the
                            Company.(1)
         10.12           -- Charles R. Mollo Employment Agreement dated December 1,
                            1999.(1)
         10.13           -- Charles R. Mollo Option Agreement dated December 1,
                            1999.(1)
         10.14           -- Jeffrey S. Doss Employment Agreement dated December 1,
                            1999.(1)
         10.15           -- Jeffrey S. Doss Option Agreement dated December 1,
                            1999.(1)
         10.16           -- Jeffrey S. Doss Pledge Agreement dated December 1,
                            1999.(1)
         10.17           -- Jeffrey S. Doss Promissory Note in favor of the Company dated December 1, 1999 in the principal amount of
                            $300,000.(1)
         10.18           -- First Amendment to Option Agreement dated December 1,
                            1999 between Jeffrey S. Doss and the Company.(1)
         10.19           -- Robert P. Dilworth Consulting Agreement dated May 21,
                            1999.(1)
         10.20           -- Robert P. Dilworth Nonqualified Stock Option Agreement
                            dated May 21, 1999.(1)
         10.21           -- William O. Hunt Consulting Agreement dated December 8,
                            1999.(2)
         10.22           -- William O. Hunt Non-qualified Stock Option Agreement
                            dated December 8, 1999.(2)
         10.23           -- Amendment No. 3 to Letter of Credit, Loan and Security
                            Agreement and Promissory Note made by Company to Bank of
                            America dated October 31, 1999.(1)

        EXHIBIT
         NUMBER                                  DESCRIPTION
        -------                                  -----------
         10.24           -- Amended and Restated Business Loan Agreement (Receivables
                            and Inventory) dated as of November 2, 1999 between the
                            Company and Bank of America, N.A.(1)
         10.25           -- Restated Promissory Note in the principal amount of
                            $3,000,000 dated as of November 2, 1999 between the
                            Company and Bank of America, N.A.(1)
         10.26           -- Promissory Note in the principal amount of $1,500,000
                            dated as of November 2, 1999 between the Company and Bank
                            of America, N.A.(1)
         10.27           -- Promissory Note in the principal amount of $150,000 dated as of November 2, 1999 between the Company and Bank of
                            America, N.A.(1)
         10.28           -- Promissory Note in the principal amount of $75,000 dated as of November 2, 1999 between the Company and Bank of
                            America, N.A.(1)
         10.29           -- Restated Continuing Guaranty of Janice Breeze dated
                            November 2, 1999.(1)
         10.30           -- Restated Continuing Guaranty of Jeffrey S. Doss dated
                            November 2, 1999.(1)
         10.31           -- Restated Continuing Guaranty of Charles R. Mollo dated
                            November 2, 1999.(1)
         10.32           -- Restated Continuing Guaranty of Cameron Wilson dated
                            November 2, 1999.(1)
         10.33           -- Secured Promissory Note made by the Company in favor of
                            Finova Capital Corporation (f/k/a Sirrom Capital
                            Corporation) dated March 25, 1998 in the principal amount
                            of $1,750,000.(1)
         10.34           -- First Amendment to Loan Agreement and Loan Documents by
                            and between the Company and Finova Capital Corporation
                            (f/k/a Sirrom Capital Corporation) dated as of March 25,
                            1998.(1)
         10.35           -- Secured Promissory Note made by the Company in favor of
                            Finova Capital Corporation (f/k/a Sirrom Capital
                            Corporation) dated June 24, 1997 in the principal amount
                            of $1,600,000.(1)
         10.36           -- Settlement Agreement dated May 21, 1999 by and among John
                            Moroz, Peter Moroz, Mykola Moroz and the Company.(2)
         10.37           -- [Reserved]
         10.38           -- Form of Loan Extension Agreement dated February 29, 2000 by and between the Company and holders of 13% Bridge
                            Notes issued in March 1999.(2)
         10.39           -- Strategic Partner Agreement by and between the Company
                            and Cybex Computer Products Corporation dated March 6,
                            2000.(2)
         10.40           -- Donald W. Johnson Employment Agreement dated March 20,
                            2000.(2)
         10.41           -- Strategic Vendor Agreement dated August 10, 1998 by and between the Company and Molex Incorporated.(2)
         10.42           -- Form of Indemnity Agreement by and between the Company
                            and its officers and directors.(2)
         10.43           -- Loan Modification and Extension Agreement dated March 13,
                            2000 between Bank of America N.A. and the Company.(2)
         10.44           -- Amended and Restated Promissory Note (Facility I) dated
                            March 13, 2000 in the aggregate principal amount of
                            $3,000,000.(2)

        EXHIBIT
         NUMBER                                  DESCRIPTION
        -------                                  -----------
         10.45           -- Amended and Restated Promissory Note (Facility II) dated
                            March 13, 2000 in the aggregate principal amount of
                            $1,500,000.(2)
         10.46           -- Separation Agreement dated October 1, 1999 by and among the Company, Cameron Wilson and C. Wilson Company.(2)
         10.47           -- Private Label and Manufacturing Agreement dated May 11,
                            1998 by and between the Company and Targus Group
                            International, Inc.(3)
         10.48           -- Design and Development Agreement dated May 12, 1998 by
                            and between VLSI Technology, Inc. and the Company.(2)
         10.49           -- Donald W. Johnson Non-qualified Stock Option Agreement
                            dated April 1, 2000.(3)
         10.50           -- License Agreement dated March 6, 2000 by and between the
                            Company and Cybex Computer Products Corporation.(3)
         10.51           -- License Agreement dated March 6, 2000 by and between the
                            Company and Cybex Computer Products Corporation.(3)
         10.52           -- Private Label Agreement dated March 6, 2000 by and
                            between the Company and Cybex Computer Products
                            Corporation.(3)
         10.53           -- Strategic Partner Agreement dated July 12, 2000 by and
                            between the Company and 2C Computing, Inc.(8)
         10.54           -- License Agreement dated July 12, 2000 by and between the
                            Company and 2C Computing, Inc.(8)
         10.55           -- License Agreement dated July 12, 2000 by and between the
                            Company and 2C Computing, Inc.(8)
         21.1            -- Subsidiaries.(1)
         23.1            -- Consent of KPMG LLP.(6)
         23.2            -- Consent of Jackson Walker L.L.P. (Contained in Exhibit
                            5.1).(7)
         24.1            -- Power of Attorney.(1)
         27.1(a)         -- Financial Data Schedule.(3)
         27.1(b)         -- Financial Data Schedule.(3)


------------

(1) Previously filed as an exhibit to Registration Statement No. 333-30264 dated February 11, 2000.

(2) Previously filed as an exhibit to Amendment No. 1 to Registration Statement No. 333-30264 dated March 28, 2000.

(3) Previously filed as an exhibit to Amendment No. 2 to Registration Statement No. 333-30264 dated May 4, 2000.

(4) Previously filed as an exhibit to Amendment No. 3 to Registration Statement No. 333-30264 dated May 18, 2000.

(5) Previously filed as an exhibit to Amendment No. 4 to Registration Statement No. 333-30264 dated May 26, 2000.

(6) Previously filed as an exhibit to Amendment No. 6 to Registration Statement No. 333-30264 dated June 6, 2000.


(7) Previously filed as an exhibit to Amendment No. 7 to Registration Statement No. 333-30264 dated June 28, 2000. (8) Filed herewith.



     All other schedules and exhibits are omitted because they are not applicable or because the required information is contained in the Financial Statements or Notes thereto.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, Mobility Electronics, Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Scottsdale, State of Arizona, on July 24, 2000.


                                            MOBILITY ELECTRONICS, INC.

                                            By:      /s/ CHARLES R. MOLLO
                                              ----------------------------------
                                                      Charles R. Mollo,
                                              President, Chief Executive Officer
                                                  and Chairman of the Board

                               POWER OF ATTORNEY

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


                     SIGNATURES                                     TITLE                   DATE
                     ----------                                     -----                   ----

                /s/ CHARLES R. MOLLO                   President, Chief Executive       July 24, 2000
-----------------------------------------------------    Officer and Chairman of the
                  Charles R. Mollo                       Board (Principal Executive
                                                         Officer)

                          *                            Chief Financial Officer and      July 24, 2000
-----------------------------------------------------    Vice President (Principal
                Richard W. Winterich                     Financial and Accounting
                                                         Officer)

                          *                            Executive Vice President and     July 24, 2000
-----------------------------------------------------    Director
                   Jeffrey S. Doss

                          *                            Director                         July 24, 2000
-----------------------------------------------------
                 Robert P. Dilworth

                          *                            Director                         July 24, 2000
-----------------------------------------------------
                   William O. Hunt

                          *                            Director                         July 24, 2000
-----------------------------------------------------
                Kenneth A. Steel, Jr.

                          *                            Director                         July 24, 2000
-----------------------------------------------------
                  Jeffrey R. Harris

              *By: /s/ CHARLES R. MOLLO
  ------------------------------------------------
                  Charles R. Mollo,
                  Attorney-in-Fact

                               INDEX TO EXHIBITS

        EXHIBIT
         NUMBER                                  DESCRIPTION
        -------                                  -----------
          1.1            -- Form of Underwriting Agreement.(3)
          3.1            -- Certificate of Incorporation of the Company.(1)
          3.2            -- Articles of Amendment to the Certificate of Incorporation
                            of the Company dated as of June 17, 1997.(3)
          3.3            -- Articles of Amendment to the Certificate of Incorporation
                            of the Company dated as of September 10, 1997.(1)
          3.4            -- Articles of Amendment to the Certificate of Incorporation
                            of the Company dated as of July 20, 1998.(1)
          3.5            -- Articles of Amendment to the Certificate of Incorporation
                            of the Company dated as of February 3, 2000.(1)
          3.6            -- Certificate of Designations, Preferences, Rights and
                            Limitations of Series C Preferred Stock.(1)
          3.7            -- Amended Bylaws of the Company.(1)
          3.8            -- Certificate of the Designations, Preferences, Rights and
                            Limitations of Series D Preferred Stock.(2)
          3.9            -- Articles of Amendment to the Certificate of Incorporation
                            of the Company dated as of March 31, 2000.(3)
          4.1            -- Specimen of Common Stock Certificate.(4)
          4.2            -- Form of 12% Convertible Debenture of the Company.(1)
          4.3            -- Registration Rights Agreement by and between the Company and Miram International, Inc. dated July 29, 1997.(1)
          4.4            -- Form of Unit Purchase Agreement used in 1998 Private
                            Placements for the Purchase of Up To 900 Units, Each
                            Consisting of 1,000 shares of the Company's common
                            stock.(1)
          4.5            -- Form of Unit Purchase Agreement used in 1997 Private
                            Placements for the Purchase of Up To 875 Units, Each
                            Consisting of 2,000 shares of the Company's common stock
                            and warrants to purchase 500 shares of the Company's
                            Common Stock.(1)
          4.6            -- Form of Warrant to Purchase Shares of common stock of the
                            Company used with the 13% Bridge Notes and Series C
                            Preferred Stock Private Placements.(3)
          4.7            -- Form of 13% Bridge Promissory Note and Warrant Purchase
                            Agreement used in March 1999 Private Placement.(1)
          4.8            -- Form of 13% Bridge Promissory Note and Warrant Purchase
                            Agreement used in July 1999 Private Placement.(1)
          4.9            -- Form of 13% Bridge Note issued in July 1999 Private
                            Placement.(1)
          4.10           -- 13% Bridge Note Conversion Notice expired June 30,
                            1999.(1)
          4.11           -- Form of Series C Preferred Stock Purchase Agreement used in 1998 and 1999 Private Placements.(1)
          4.12           -- Form of Series C Preferred Stock and Warrant Purchase
                            Agreement used in 1999 and 2000 Private Placements.(1)

        EXHIBIT
         NUMBER                                  DESCRIPTION
        -------                                  -----------
          4.13           -- Series C Preferred Stock Purchase Agreement executed May
                            3, 1999, between the Company, Philips Semiconductors
                            VLSI, Inc. (f/k/a VLSI Technology, Inc.) and Seligman
                            Communications and Information Fund, Inc.(1)
          4.14           -- Amended and Restated Stock Purchase Warrant issued by the
                            Company to Finova Capital Corporation (f/k/a Sirrom
                            Capital Corporation) dated as of March 25, 1998.(1)
          4.15           -- Stock Purchase Warrant issued by the Company to Finova
                            Capital Corporation (f/k/a Sirrom Capital Corporation)
                            dated as of March 25, 1998.(1)
          4.16           -- Series C Preferred Stock and Warrant Purchase Agreement
                            dated October 29, 1999, between the Company and Seligman
                            Communications and Information Fund, Inc.(1)
          4.17           -- Contribution and Indemnification Agreement by and among
                            Janice L. Breeze, Jeffrey S. Doss, Charles R. Mollo,
                            Cameron Wilson, the Company and certain Stockholders of
                            the Company dated April 20, 1998.(1)
          4.18           -- Form of Warrant to Purchase common stock of the Company issued to certain holders in connection with that certain
                            Contribution and Indemnification Agreement by and among
                            Janice L. Breeze, Jeffrey S. Doss, Charles S. Mollo,
                            Cameron Wilson, the Company and certain Stockholders of
                            the Company dated April 20, 1998.(1)
          4.19           -- Form of Warrant to Purchase common stock of the Company issued to certain holders in connection with that certain
                            Contribution and Indemnification Agreement by and among
                            Janice L. Breeze, Jeffrey S. Doss, Charles S. Mollo,
                            Cameron Wilson, the Company and certain Stockholders of
                            the Company dated November 2, 1999.(2)
          4.20           -- Form of Warrant to Purchase Common Stock of the Company
                            issued in the 1997 Private Placement.(2)
          4.21           -- Form of 13% Bridge Note issued in March 1999 Private
                            Placement.(2)
          4.23           -- Investor Rights Agreement dated October 29, 1999 by and between the Company and Seligman Communications and
                            Information Fund, Inc. entered into in connection with
                            the Series C Preferred Stock and Warrant Purchase
                            Agreement dated October 29, 1999.(2)
          4.24           -- Form of Warrant to Purchase Shares of Common Stock issued in connection with the Loan Extension Agreement dated
                            February 29, 2000.(2)
          4.25           -- Investors' Rights Agreement executed May 3, 1999 between the Company, Philips Semiconductors VLSI, Inc. (f/k/a
                            VLSI Technology, Inc.) and Seligman Communications and
                            Information Fund, Inc.(3)
          4.26           -- Registration Rights granted by the Company to Cybex
                            Computer Products Corporation in connection with the
                            Strategic Partner Agreement dated March 6, 2000.(3)
          4.27           -- 13% Bridge Note Conversion Notice used in July 1999
                            Private Placement.(5)
          5.1            -- Opinion of Jackson Walker L.L.P.(7)
         10.1            -- Lease by and between Monaghan Company, LLC and Colonial
                            Trust Company and the Company dated December 20, 1996.(1)

        EXHIBIT
         NUMBER                                  DESCRIPTION
        -------                                  -----------
         10.2            -- First Amendment to Lease dated January 29, 1999 by and
                            between Monaghan Company, LLC and Colonial Trust Company
                            and the Company dated December 20, 1996.(1)
         10.3            -- Office Lease dated July 3, 1998 by and between Sun Life
                            Assurance Company of Canada and the Company.(3)
         10.4            -- Asset Purchase Agreement and Plan of Reorganization
                            between Miram International, Inc., John Moroz, Mykola
                            Moroz and the Company dated July 29, 1997.(1)
         10.5            -- Promissory Note made by Miram International, Inc. to
                            Mykola Moroz dated July 3, 1997 in the amount of
                            $400,000.(1)
         10.6            -- Amended and Restated 1996 Long Term Incentive Plan, as
                            amended on January 13, 2000.(1)
         10.7            -- Richard W. Winterich Employment Agreement dated November
                            20, 1998.(1)
         10.8            -- Richard W. Winterich Option Agreement dated April 12,
                            1999.(1)
         10.9            -- Richard W. Winterich Option Agreement dated April 12,
                            1999.(1)
         10.10           -- First Amendment to Incentive Stock Option Agreement dated
                            August 23, 1999 between Richard W. Winterich and the
                            Company.(1)
         10.11           -- First Amendment to Incentive Stock Option Agreement dated
                            August 23, 1999 between Richard W. Winterich and the
                            Company.(1)
         10.12           -- Charles R. Mollo Employment Agreement dated December 1,
                            1999.(1)
         10.13           -- Charles R. Mollo Option Agreement dated December 1,
                            1999.(1)
         10.14           -- Jeffrey S. Doss Employment Agreement dated December 1,
                            1999.(1)
         10.15           -- Jeffrey S. Doss Option Agreement dated December 1,
                            1999.(1)
         10.16           -- Jeffrey S. Doss Pledge Agreement dated December 1,
                            1999.(1)
         10.17           -- Jeffrey S. Doss Promissory Note in favor of the Company dated December 1, 1999 in the principal amount of
                            $300,000.(1)
         10.18           -- First Amendment to Option Agreement dated December 1,
                            1999 between Jeffrey S. Doss and the Company.(1)
         10.19           -- Robert P. Dilworth Consulting Agreement dated May 21,
                            1999.(1)
         10.20           -- Robert P. Dilworth Nonqualified Stock Option Agreement
                            dated May 21, 1999.(1)
         10.21           -- William O. Hunt Consulting Agreement dated December 8,
                            1999.(2)
         10.22           -- William O. Hunt Non-qualified Stock Option Agreement
                            dated December 8, 1999.(2)
         10.23           -- Amendment No. 3 to Letter of Credit, Loan and Security
                            Agreement and Promissory Note made by Company to Bank of
                            America dated October 31, 1999.(1)
         10.24           -- Amended and Restated Business Loan Agreement (Receivables
                            and Inventory) dated as of November 2, 1999 between the
                            Company and Bank of America, N.A.(1)
         10.25           -- Restated Promissory Note in the principal amount of
                            $3,000,000 dated as of November 2, 1999 between the
                            Company and Bank of America, N.A.(1)
         10.26           -- Promissory Note in the principal amount of $1,500,000
                            dated as of November 2, 1999 between the Company and Bank
                            of America, N.A.(1)

        EXHIBIT
         NUMBER                                  DESCRIPTION
        -------                                  -----------
         10.27           -- Promissory Note in the principal amount of $150,000 dated as of November 2, 1999 between the Company and Bank of
                            America, N.A.(1)
         10.28           -- Promissory Note in the principal amount of $75,000 dated as of November 2, 1999 between the Company and Bank of
                            America, N.A.(1)
         10.29           -- Restated Continuing Guaranty of Janice Breeze dated
                            November 2, 1999.(1)
         10.30           -- Restated Continuing Guaranty of Jeffrey S. Doss dated
                            November 2, 1999.(1)
         10.31           -- Restated Continuing Guaranty of Charles R. Mollo dated
                            November 2, 1999.(1)
         10.32           -- Restated Continuing Guaranty of Cameron Wilson dated
                            November 2, 1999.(1)
         10.33           -- Secured Promissory Note made by the Company in favor of
                            Finova Capital Corporation (f/k/a Sirrom Capital
                            Corporation) dated March 25, 1998 in the principal amount
                            of $1,750,000.(1)
         10.34           -- First Amendment to Loan Agreement and Loan Documents by
                            and between the Company and Finova Capital Corporation
                            (f/k/a Sirrom Capital Corporation) dated as of March 25,
                            1998.(1)
         10.35           -- Secured Promissory Note made by the Company in favor of
                            Finova Capital Corporation (f/k/a Sirrom Capital
                            Corporation) dated June 24, 1997 in the principal amount
                            of $1,600,000.(1)
         10.36           -- Settlement Agreement dated May 21, 1999 by and among John
                            Moroz, Peter Moroz, Mykola Moroz and the Company.(2)
         10.37           -- [Reserved]
         10.38           -- Form of Loan Extension Agreement dated February 29, 2000 by and between the Company and holders of 13% Bridge
                            Notes issued in March 1999.(2)
         10.39           -- Strategic Partner Agreement by and between the Company
                            and Cybex Computer Products Corporation dated March 6,
                            2000.(2)
         10.40           -- Donald W. Johnson Employment Agreement dated March 20,
                            2000.(2)
         10.41           -- Strategic Vendor Agreement dated August 10, 1998 by and between the Company and Molex Incorporated.(2)
         10.42           -- Form of Indemnity Agreement by and between the Company
                            and its officers and directors.(2)
         10.43           -- Loan Modification and Extension Agreement dated March 13,
                            2000 between Bank of America N.A. and the Company.(2)
         10.44           -- Amended and Restated Promissory Note (Facility I) dated
                            March 13, 2000 in the aggregate principal amount of
                            $3,000,000.(2)
         10.45           -- Amended and Restated Promissory Note (Facility II) dated
                            March 13, 2000 in the aggregate principal amount of
                            $1,500,000.(2)
         10.46           -- Separation Agreement dated October 1, 1999 by and among the Company, Cameron Wilson and C. Wilson Company.(2)
         10.47           -- Private Label and Manufacturing Agreement dated May 11,
                            1998 by and between the Company and Targus Group
                            International, Inc.(3)

        EXHIBIT
         NUMBER                                  DESCRIPTION
        -------                                  -----------
         10.48           -- Design and Development Agreement dated May 12, 1998 by
                            and between VLSI Technology, Inc. and the Company.(2)
         10.49           -- Donald W. Johnson Non-qualified Stock Option Agreement
                            dated April 1, 2000.(3)
         10.50           -- License Agreement dated March 6, 2000 by and between the
                            Company and Cybex Computer Products Corporation.(3)
         10.51           -- License Agreement dated March 6, 2000 by and between the
                            Company and Cybex Computer Products Corporation.(3)
         10.52           -- Private Label Agreement dated March 6, 2000 by and
                            between the Company and Cybex Computer Products
                            Corporation.(3)
         10.53           -- Strategic Partner Agreement dated July 12, 2000 by and
                            between the Company and 2C Computing, Inc.(8)
         10.54           -- License Agreement dated July 12, 2000 by and between the
                            Company and 2C Computing, Inc.(8)
         10.55           -- License Agreement dated July 12, 2000 by and between the
                            Company and 2C Computing, Inc.(8)
         21.1            -- Subsidiaries.(1)
         23.1            -- Consent of KPMG LLP.(6)
         23.2            -- Consent of Jackson Walker L.L.P. (Contained in Exhibit
                            5.1).(7)
         24.1            -- Power of Attorney.(1)
         27.1(a)         -- Financial Data Schedule.(3)
         27.1(b)         -- Financial Data Schedule.(3)


------------

(1) Previously filed as an exhibit to Registration Statement No. 333-30264 dated February 11, 2000.

(2) Previously filed as an exhibit to Amendment No. 1 to Registration Statement No. 333-30264 dated March 28, 2000.

(3) Previously filed as an exhibit to Amendment No. 2 to Registration Statement No. 333-30264 dated May 4, 2000.

(4) Previously filed as an exhibit to Amendment No. 3 to Registration Statement No. 333-30264 dated May 18, 2000.

(5) Previously filed as an exhibit to Amendment No. 4 to Registration Statement No. 333-30264 dated May 26, 2000.

(6) Previously filed as an exhibit to Amendment No. 6 to Registration Statement No. 333-30264 dated June 6, 2000.


(7) Previously filed as an exhibit to Amendment No. 7 to Registration Statement No. 333-30264 dated June 28, 2000. (8) Filed herewith.